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                                                                  Exhibit 10.8.2

           ARTHUR J. GALLAGHER & CO. AND AJG FINANCIAL SERVICES, INC.
                      SECOND AMENDMENT TO CREDIT AGREEMENT


Harris Trust and Savings Bank                  Citibank, N.A.
Chicago, Illinois                              New York, New York

Bank of America, N.A.                          LaSalle Bank National Association
Chicago, Illinois                              Chicago, Illinois

The Northern Trust Company
Chicago, Illinois


Ladies and Gentlemen:

     This Second Amendment to Credit Agreement dated as of May 31, 2001 (herein, the "Amendment") is entered into by and between the undersigned, Arthur J. Gallagher & Co, a Delaware corporation ("Gallagher"), AJG Financial Services, Inc., a Delaware corporation ("AJG"; Gallagher and AJG being referred to herein collectively as the "Borrowers" and individually as a "Borrower"), Citibank, N.A., Bank of America, N.A., LaSalle Bank National Association, The Northern Trust Company and Harris Trust and Savings Bank, individually and as Agent (the "Agent"). Reference is hereby made to that certain Credit Agreement dated as of September 11, 2000, as amended (the "Credit Agreement"), between the Borrowers, the Banks and the Agent. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     WHEREAS, the Borrowers desire to amend the Credit Agreement to increase the letter of credit sublimit thereunder by $25,000,000; and

     NOW, THEREFORE, the Borrowers have requested that the Banks amend the Credit Agreement to increase the letter of credit sublimit and make certain other amendments thereto, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.


SECTION 1.  AMENDMENTS.

     Subject to the satisfaction of the conditions precedent set forth in
Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

          1.1. Section 1.2 of the Credit Agreement shall be amended and restated in its entirety as follows:

               The Short-Term Revolving Credit Commitments. Subject to the terms and conditions hereof, each Bank, by its acceptance hereof, severally agrees to make a loan or loans (individually a "Short-Term Revolving Loan" and collectively "Short-Term Revolving Loans") to either Borrower from time to time on a

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          revolving basis in U.S. Dollars and Alternative Currencies in an aggregate outstanding Original Dollar Amount up to the amount of its short-term revolving credit commitment set forth on the applicable signature page hereof (its "Short-Term Revolving Credit Commitment" and, cumulatively for all the Banks, the "Short-Term Revolving Credit Commitments"), subject to any reductions thereof pursuant to the terms hereof, on or after the Effective Date and before the Short-Term Revolving Credit Termination Date; provided, however, that the Short-Term Revolving Credit Commitments may not be utilized by the Borrowers unless and until the Revolving Credit Commitments have been fully drawn upon and are outstanding as Revolving Loans and/or L/C Obligations. Neither the Original Dollar Amount nor the U.S. Dollar Equivalent of the aggregate principal amount of all Short-Term Revolving Loans, all Short-Term Swing Loans, the L/C Obligations outstanding as part of the Short-Term Revolving Credit and all Bid Loans shall exceed the Short-Term Revolving Credit Commitments in effect at such time. Each Borrowing of Short-Term Revolving Loans shall be made ratably from the Banks in proportion to their respective Percentages. As provided in Section 1.6(a) hereof, the relevant Borrower may elect that each Borrowing of Short-Term Revolving Loans denominated in U.S. Dollars be either Domestic Rate Loans or Eurocurrency Loans; provided that neither the Original Dollar Amount nor the U.S. Dollar Equivalent of the aggregate principal amount of all Eurocurrency Loans (whether Revolving Loans or Short-Term Revolving Loans) shall exceed $50,000,000. All Short-Term Revolving Loans denominated in an Alternative Currency shall be Eurocurrency Loans. Short-Term Revolving Loans may be repaid and the principal amount thereof reborrowed before the Short-Term Revolving Credit Termination Date, subject to all the terms and conditions hereof.

          1.2. Subsection (a) of Section 1.3 of the Credit Agreement shall be amended and restated in its entirety as follows:

               (a) General Terms. Subject to the terms and conditions hereof, as part of, the Revolving Credit and up to $25,000,000 of the Short-Term Revolving Credit, the Agent shall issue standby or commercial letters of credit (each a "Letter of Credit") for the account of either Borrower in U.S. Dollars or in an Alternate Currency; provided that
          (i) the aggregate Original Dollar Amount of the L/C Obligations at any time outstanding shall not exceed the L/C Commitment, (ii) the aggregate Original Dollar Amount of the L/C Obligations at any time outstanding under the Revolving Credit shall not exceed the difference between the Revolving


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          Credit Commitments in effect at such time and the aggregate Original
          Dollar Amount of all Revolving Loans and all Revolving Swing Loans then outstanding, (iii) the aggregate Original Dollar Amount of the L/C Obligations at any time outstanding under the Short-Term Revolving Credit shall not exceed the difference between the Short-Term Revolving Credit Commitments in effect at such time and the sum of the aggregate Original Dollar Amount of all Short-Term Revolving Loans plus all Short-Term Swing Loans plus all Bid Loans, and (iv) the Letters of Credit shall be deemed first issued under the Revolving Credit up to the aggregate amount of the Revolving Credit Commitments then in effect, and then under the Short-Term Revolving Credit to the extent of availability under the remaining L/C Commitment. Notwithstanding anything herein to the contrary, the Existing L/Cs (all of which are listed and described on Schedule 1.3(a) hereto) shall each constitute a "Letter of Credit" herein for all purposes of the Agreement to the same extent, and with the same force and effect, as if such Existing L/Cs had been issued at the request of a Borrower under the Revolving Credit hereunder. Each Letter of Credit shall be issued by the Agent in the manner described above, but each Bank shall be obligated to reimburse the Agent for its Percentage of the amount of each drawing thereunder and, accordingly, the undrawn face amount of each Letter of Credit shall constitute usage of the Revolving Credit Commitment and the Short-Term Revolving Credit Commitment, as applicable, of each Bank pro rata in accordance with each Bank's Percentage.

          1.3. Section 4.7 of the Credit Agreement shall be amended and restated in its entirety as follows:

               Commitment Terminations. The Borrowers shall have the right at any time and from time to time, upon five Business Days' prior written notice to the Agent, to terminate the Revolving Credit Commitments and the Short-Term Revolving Credit Commitments without premium or penalty, in whole or in part, any partial termination to be (i) in an amount not less than $5,000,000, and (ii) allocated ratably among the Banks in proportion to their respective Percentages of the relevant Credit, provided that (v) the Revolving Credit Commitments may not be terminated in whole before the termination of the Short-Term Revolving Credit Commitments, (w) the Revolving Credit Commitments may not be reduced to an amount less than the sum of the Original Dollar Amount of all Revolving Loans, all Revolving Swing Loans and all L/C Obligations issued and outstanding as part of the Revolving Credit then outstanding, (x) any reduction of the Revolving Credit Commitments or the Short-Term Revolving Credit Commitments


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          shall automatically reduce the L/C Commitment by a like amount, (y)
          any reduction of the Revolving Credit Commitments to an amount less than the Swing Line Commitment shall automatically reduce the Swing Line Commitment to such amount as well and (z) the Short-Term Revolving Credit Commitments may not be reduced to an amount less than the Original Dollar Amount of all Short-Term Revolving Loans, all Short-Term Swing Loans, all L/C Obligations issued and outstanding as part of the Short-Term Revolving Credit and all Bid Loans then outstanding. The Borrowers shall have the right at any time and from time to time, by notice to the Agent, to terminate the L/C Commitment without premium or penalty, in whole or in part. Any such termination of the L/C Commitment shall not reduce the Revolving Credit Commitments or the Short-Term Revolving Credit Commitments unless the Borrowers elect to do so in the manner provided in the preceding sentence. The Agent shall give prompt notice to each Bank of any such termination of Commitments. Any termination of Commitments pursuant to this Section 4.7 may not be reinstated.

          1.4. Subparagraphs (d) and (e) of Section 8.2 of the Credit Agreement shall be amended and restated in their entirety as follows:

               (d) After giving effect to such Credit Event, the aggregate Original Dollar Amount of Revolving Loans, Revolving Swing Loans and L/C Obligations outstanding as part of the Revolving Credit then outstanding shall not exceed the Revolving Credit Commitments;

               (e) After giving effect to such Credit Event, the aggregate Original Dollar Amount of Short-Term Revolving Loans, Short-Term Swing Loans, L/C Obligations outstanding as part of the Short-Term Revolving Credit and Bid Loans then outstanding shall not exceed the Short-Term Revolving Credit Commitments; and

          1.5. The definitions of "L/C Commitment" and "Percentage" appearing in
     Section 6.1 of the Credit Agreement shall be amended and restated in their entirety to read as follows:

          "L/C Commitment" means $75,000,000, as reduced pursuant to the terms hereof, of which (1) up to $50,000,000 may be issued under the Revolving Credit and (2) up to $25,000,000 may be issued under the Short-Term Revolving Credit, as applicable.

          "Percentage" means, for each Bank, (a) with respect to the Revolving Credit, the percentage of the Revolving Credit


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          Commitments represented by such Bank's Revolving Credit Commitment or, if the Revolving Credit Commitments have been terminated, the percentage held by such Bank (including through participation interests in L/C Obligations outstanding under the Revolving Credit and Swing Loans) of the aggregate principal amount of all Revolving Loans, Swing Loans and L/C Obligations outstanding under the Revolving Credit then outstanding and (b) with respect to the Short-Term Revolving Credit, the percentage of the Short-Term Revolving Credit Commitments represented by such Bank's Short-Term Revolving Credit Commitment or, if the Short-Term Revolving Credit Commitments have been terminated, the percentage held by such Bank (including through participation interests in the L/C Obligations outstanding under the Short-Term Revolving Credit and Short-Term Swing Loans) of the aggregate principal amount of all Short-Term Revolving Loans, Short-Term Swing Loans outstanding under the Short-Term Revolving Credit and L/C Obligations then outstanding.


SECTION 2.  CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

          2.1. The Borrowers and the Banks shall have executed and delivered this Amendment.

          2.2. The Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Agent or its counsel may reasonably request.

          2.3. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.


SECTION 3.  REPRESENTATIONS.

     In order to induce the Agent and the Banks to execute and deliver this Amendment, the Borrowers hereby represent to the Agent and the Banks that as of the date hereof the representations and warranties set forth in Section 7 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 7.5 shall be deemed to refer to the most recent financial statements of the Borrowers delivered to the Agent and the Banks) and the Borrowers are in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.


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SECTION 4.  MISCELLANEOUS.

     4.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     4.2. The Borrowers agree to pay on demand all costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Agent.

     4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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     This Second Amendment to Credit Agreement is entered into as of the date and year first above written.



                                        ARTHUR J. GALLAGHER & CO.


                                        By
                                           Name:  /s/ Jack H. Lazzaro
                                                  -----------------------------
                                           Title: Vice President/Treasurer
                                                  -----------------------------



                                        AJG FINANCIAL SERVICES, INC.


                                        By
                                           Name:  /s/ Jack H. Lazzaro
                                                  -----------------------------
                                           Title: Vice President
                                                  -----------------------------


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Accepted and agreed to.

                                        HARRIS TRUST AND SAVINGS BANK,
                                          individually and as Agent


                                        By /s/ James Barry, III
                                           ------------------------------------
                                           Name:  James Barry III
                                                  -----------------------------
                                           Title: Vice President
                                                  -----------------------------



                                        CITIBANK, N.A.


                                        By /s/ David A. Dodge
                                           ------------------------------------
                                           Name:  David A. Dodge
                                                  -----------------------------
                                           Title: Managing Director
                                                  -----------------------------



                                        BANK OF AMERICA, N.A.


                                        By /s/ Gary R. Peet
                                           ------------------------------------
                                           Name:  Gary R. Peet
                                                  -----------------------------
                                           Title: Managing Director
                                                  -----------------------------



                                        LASALLE BANK NATIONAL ASSOCIATION


                                        By /s/ Kyle Freimuth
                                           ------------------------------------
                                           Name:  Kyle Freimuth
                                                  -----------------------------
                                           Title: Vice President
                                                  -----------------------------



                                        THE NORTHERN TRUST COMPANY


                                        By /s/ Nicole D. Boehm
                                           ------------------------------------
                                           Name:  Nicole D. Boehm
                                                  -----------------------------
                                           Title: Second Vice President
                                                  -----------------------------

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